                                                                   Exhibit 99.11

                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL BY THESE PRESENTS, That the undersigned Trustee of MML Series Investment Fund, does hereby constitute and appoint THOMAS J. FINNEGAN, JR., STEPHEN L. KUHN and PETER MACDOUGALL, and each of them individually, with full power of substitution, as his true and lawful attorneys and agents to take any and all action and execute any and all instruments on his behalf as Trustee of MML Series Investment Fund which said attorneys and agents may deem necessary or advisable to enable MML Series Investment Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with

     (i) the registration of MML Series Investment Fund under the Investment Company Act of 1940, as amended; and

     (ii) the registration of shares of beneficial interest of MML Series Investment Fund under the Securities Act of 1933, as amended, to be offered by MML Series Investment Fund,

including specifically, but without limitation of the foregoing, power and authority to sign the name of the undersigned in his behalf as Trustee to the Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including any and all amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF the undersigned has set his hand this 25th day of April, 1985.


                                           /s/ Charles J. McCarthy
                                        -----------------------------------
                                               Charles J. McCarthy
                                               Trustee


Witness:


/s/ Stephen L. Kuhn
-------------------------

                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL BY THESE PRESENTS, That the undersigned Trustee of MML Series Investment Fund, does hereby constitute and appoint THOMAS J. FINNEGAN, JR., STEPHEN L. KUHN and PETER MACDOUGALL, and each of them individually, with full power of substitution, as his true and lawful attorneys and agents to take any and all action and execute any and all instruments on his behalf as Trustee of MML Series Investment Fund which said attorneys and agents may deem necessary or advisable to enable MML Series Investment Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with

      (i) the registration of MML Series Investment Fund under the Investment Company Act of 1940, as amended; and

      (ii) the registration of shares of beneficial interest of MML Series Investment Fund under the Securities Act of 1933, as amended, to be offered by MML Series Investment Fund,

including specifically, but without limitation of the foregoing, power and authority to sign the name of the undersigned in his behalf as Trustee to the Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including any and all amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF the undersigned has set his hand this 25th day of April, 1985.


                                          /s/ John H. Southworth
                                        -----------------------------------
                                              John H. Southworth
                                              Trustee


Witness:


/s/ Stephen L. Kuhn
-------------------------

                               POWER OF ATTORNEY
                               -----------------

      KNOW ALL BY THESE PRESENTS, That the undersigned Trustee of MML Series Investment Fund, does hereby constitute and appoint THOMAS J. FINNEGAN, JR., STEPHEN L. KUHN and PETER MACDOUGALL, and each of them individually, with full power of substitution, as his true and lawful attorneys and agents to take any and all action and execute any and all instruments on his behalf as Trustee of MML Series Investment Fund which said attorneys and agents may deem necessary or advisable to enable MML Series Investment Fund to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with

      (i) the registration of MML Series Investment Fund under the Investment Company Act of 1940, as amended; and

      (ii) the registration of shares of beneficial interest of MML Series Investment Fund under the Securities Act of 1933, as amended, to be offered by MML Series Investment Fund,

including specifically, but without limitation of the foregoing, power and authority to sign the name of the undersigned in his behalf as Trustee to the Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement, including any and all amendments thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF the undersigned has set his hand this 25th day of April, 1985.


                                           /s/ Mary E. Boland
                                        -----------------------------------
                                               Mary E. Boland
                                               Trustee


Witness:


/s/ Stephen L. Kuhn
-------------------------

                               POWER OF ATTORNEY
                               -----------------

      The Undersigned Trustee of MML Series Investment Fund (the "Fund") does hereby constitute and appoint Stephen L. Kuhn, Richard M. Howe and Peter MacDougall, and each of them individually, as his true and lawful attorneys and agents.

      Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Fund that said attorneys and agents may deem necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Fund to be offered by the Fund. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President and/or Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

      The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this 20th day of March, 1994.


                                         /s/  Ronald J. Abdow
                                        ----------------------------------
                                              Ronald J. Abdow
                                                  Trustee

Witness:


/s/ Stephen L. Kuhn
----------------------------